Contingent liabilities and other financial obligations	6 Months Ended
Jun. 30, 2018
Disclosure of contingent liabilities [abstract]
Contingent liabilities and other financial obligations
Contingent liabilities and other financial obligations
To safeguard the supply of raw materials, contractual purchase commitments under long-term supply agreements for raw materials, especially oil and gas, are in place with the following maturities:

	In USD k
	As at Jun 30,	As at Dec 31,
Maturity	2018	2017
Less than one year	222,321	109,207
1 to 5 years	325,122	236,639
More than 5 years	—	—

Total	547,443	345,846

EPA Consent Decree

During 2008 and 2009, the U.S. Environmental Protection Agency (“EPA”) contacted all U.S. carbon black producers as part of an industry-wide EPA initiative, requesting extensive and comprehensive information under Section 114 of the U.S. Clean Air Act. EPA used that information to determine, for each facility, that either: (i) the facility has been in compliance with the Clean Air Act; (ii) violations have occurred and enforcement litigation may be undertaken; or (iii) violations have occurred and a settlement of an enforcement case is appropriate. In response to information requests received by the Company’s U.S. facilities, the Company furnished information to the EPA on each of its U.S. facilities. EPA subsequently sent notices under Section 113(a) of the Clean Air Act in 2010 alleging violations of Prevention of Significant Deterioration (“PSD”) and Title V permitting requirements under the Clean Air Act at the Company’s Belpre (Ohio) facility. In October 2012, the Company received a corresponding notice and finding of violation (an “NOV”) alleging the failure to obtain PSD and Title V permits reflecting Best Available Control Technology (“BACT”) at several units of the Company’s Ivanhoe (Louisiana) facility, and in January 2013 the Company also received an NOV issued by the EPA for its facility in Borger (Texas) alleging the failure to obtain PSD and Title V permits reflecting BACT during the years 1996 to 2008. A comparable NOV the Company’s U.S. facility in Orange (Texas) was issued by the EPA in February 2013; and EPA issued an additional NOV in March 2016 alleging more recent non-PSD air emissions violations primarily at the dryers and the incinerator of the Orange facility.

In 2013, Orion began discussions with the EPA and the U.S. Department of Justice (“DOJ”) about a potential settlement to resolve the NOVs received, which ultimately led to a consent decree executed between Orion Engineered Carbons LLC (“Orion”) and the United States (on behalf of EPA), as well as the Louisiana Department of Environmental Quality. The consent decree (the “EPA CD”) was lodged in the U.S. District Court for the Western District of Louisiana and became effective on June 7, 2018. The consent decree resolves and settles the EPA’s claims of noncompliance set forth in the NOVs and in a respective complaint filed in court against Orion by the United States immediately prior to the lodging of the consent decree.

All five U.S. carbon black producers have settled with the U.S. government. Orion was one of the two last carbon black companies to sign a consent decree.

Under Orion’s EPA CD, Orion will install certain pollution control technology in order to further reduce SO2, NOx and particulate matter (PM) emissions at its four U.S. manufacturing facilities in Ivanhoe (Louisiana), Belpre (Ohio), Borger (Texas), and Orange (Texas). Orion estimates that the capital expenditures for these installations, to be incurred over approximately six years, at US dollar amounts of 110 to140 million. We caution, however, that the actual capital expenditures we might need to incur in order to fulfill the requirements of the EPA CD remain uncertain. The EPA CD allows some flexibility for Orion to choose among different technology solutions for reducing emissions and the locations where these solutions are implemented. The solutions Orion ultimately chooses to implement may differ in scope and operation from those it currently anticipates (including those discussed in the next paragraph) and factors, such as timing, locations, target levels, changing cost estimates and local regulations, could cause capital expenditures to exceed current estimates by a significant amount or affect Orion’s ability to meet the agreed target emission levels as anticipated or at all. Orion also agreed to and paid a civil penalty of USD 800,000 and agreed to perform environmental mitigation projects totaling USD 550,000. The EPA CD also requires the continuous monitoring of emissions reductions that Orion will need to comply with over a number of years. Noncompliance with applicable emissions limits could lead to further penalty payments to EPA.

As part of Orion’s compliance plan under the EPA CD, in April 2018 Orion signed a contract with Haldor Topsoe group to install its SNOXTM emissions control technology to remove SO2, NOx and dust particles from tail gases at Orion’s Ivanhoe, Louisiana Carbon Black production plant. The SNOXTM technology has not been used previously in the carbon black industry.

Orion’s Share Purchase Agreement with Evonik in connection with the Acquisition provides for a partial indemnity from Evonik against various exposures, including, but not limited to, capital investments, fines and costs arising in connection with Clean Air Act violations that occurred prior to July 29, 2011. Except for certain less relevant allegations contained in the second NOV received for the Company’s facility in Orange (Texas) in March 2016, all of the other allegations made by the EPA with regard to all four of the Company’s U.S. facilities - as discussed above - relate to alleged violations before July 29, 2011. The indemnity provides for a recovery from Evonik of a share of the costs (including fines), expenses (including reasonable attorney’s fees, but excluding costs for maintenance and control in the ordinary course of business and any internal cost of monitoring the remedy), liabilities, damages and losses suffered and is subject to various contractual provisions including provisions set forth in the Share Purchase Agreement with Evonik, such as a de minimis clause, a basket, overall caps (which apply to all covered exposures and all covered environmental exposures, in the aggregate), damage mitigation and cooperation requirements, as well as a statute of limitations provision. Due to the cost-sharing and cap provisions in Evonik’s indemnity, the Company expects that substantial costs it has already incurred and will incur in this EPA enforcement initiative and the EPA CD could exceed the scope of the indemnity, perhaps in the tens of millions of Euros. In addition, Evonik has signaled that it may likely defend itself against claims under the indemnity. While the Company intends to enforce its rights vigorously, there is no assurance that the Company will be able to recover costs or expenditures incurred under the indemnity as it expects or at all.